Exhibit 10.15

AMENDMENT NO. 1

TO

SUBLICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Sublicense Agreement is made and entered into as of the 22nd day of August 2018 by and between Hoth Therapeutics, Inc. (“Hoth”) and Chelexa BioSciences, Inc. (“Chelexa”).

WHEREAS, on May 26, 2017, Hoth and Chelexa entered into a Sublicense Agreement (the “Agreement”); and

WHEREAS, Hoth and Chelexa desire to make certain amendments to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Any capitalized but undefined terms referenced herein shall bear such meaning ascribed to them in the Agreement.

2.	Section 4.4 of the Agreement is hereby amended and restated as follows:

4.4 Pre-emptive Right. Chelexa will have the right to participate in any new issuances of Equity Securities (other than any Excluded Securities) in a future financing for the purposes of raising capital, based on its Pro-Rata Share to enable Chelexa to retain ten percent (10%) of the fully-diluted equity of Hoth until such time as Hoth consummates an Initial Public Offering. “Initial Public Offering” means Hoth’s underwritten public offering of its securities for sale pursuant to a registration statement under the Securities Act of 1933, as amended, for aggregate gross proceeds to Hoth of not less than five million ($5,000,000) dollars.

3.	This Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

4.	Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

5.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

HOTH THERAPEUTICS, INC.

Robb Knie, Chief Executive Officer

CHELEXA BIOSCIENCES, INC.

Kenneth Rice, Executive Chairman

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